UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2011

Western Reserve Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Ohio	000-51264	31-1566623
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4015 Medina Road, Medina, Ohio	44256
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  330-764-3131

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 22, 2011, Western Reserve Bancorp, Inc. (the “Company”) filed a Current Report on Form 8-K announcing that Mr. Mark C. J. Davey had accepted his appointment to the Boards of Directors of Western Reserve Bancorp, Inc. (the “Company”) and its subsidiary, Western Reserve Bank (the “Bank”).  At that time, Mr. Davey had not yet been appointed to any Committees of the Boards.

On August 18, 2011, the Boards of Directors of Western Reserve Bancorp, Inc. (the “Company”) and its subsidiary, Western Reserve Bank (the “Bank”) appointed Mr. Davey to the Board Loan Committee of the Bank, effective immediately.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto authorized.

Date: August 19, 2011	Western Reserve Bancorp, Inc.

	By:	/s/ Cynthia A. Mahl
Cynthia A. Mahl,
Executive Vice President and Chief Financial Officer